Exhibit 99.2

Second-Quarter Results July 24, 2014

Safe Harbor Statement Statements made in this presentation about TESARO, Inc. that are not descriptions of historical facts are forward-looking statements reflecting the current beliefs and expectations of management. Forward-looking statements are sometimes identified by words such as “plan,” “may,” “will,” “expect,” and similar expressions referencing future events, conditions or circumstances. These forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including, without limitation, the various risks described in our Annual Report on Form 10-K for the year ended December 31, 2013 and our subsequent filings with the SEC. TESARO, Inc. undertakes no obligation to update or revise any forward-looking statement for any reason. Rolapitant, niraparib and TSR-011 are investigational product candidates that have not been approved by any regulatory agency. The most frequently observed adverse events in the oral rolapitant Phase 3 studies were balanced across treatment arms and included fatigue, alopecia and constipation. Phase 1 data indicate that the most frequently observed adverse events for niraparib at a 300 milligram dose included grade 1/2 anemia, fatigue and nausea. Phase 1 data indicate that TSR-011 was well tolerated at therapeutic dose levels, and the most frequently occurring dose limiting toxicities included ECG changes and dysaethesia, both of which were reversible.

Lonnie Moulder Chief Executive Officer

 CINV: Chemotherapy-induced nausea & vomiting A/C: anthracycline/cyclophosphamide. MEC: Moderately emetogenic chemotherapy; HEC: Highly emetogenic chemotherapy. NSCLC: Non-small cell lung cancer. * In collaboration with SARC, the Sarcoma Alliance for Research through Collaboration. A Balanced Portfolio of Product Candidates Compound Indication Discovery Pre-clinical Phase 1 Phase 2 Phase 3 Rolapitant Oral NK-1 receptor antagonist CINV in A/C-breast cancer/ MEC treated patients CINV in cisplatin (HEC) treated patients CINV in cisplatin (HEC) treated patients Rolapitant IV CINV Niraparib PARP Inhibitor Ovarian Cancer BRCA+ Breast Cancer Niraparib + temozolomide Ewing’s sarcoma* TSR-011 ALK and TRK Inhibitor NSCLC, others TSR-042 Anti-PD-1 antibody Various tumor types Anti-TIM-3 antibody Various tumor types Anti-LAG-3 antibody Various tumor types Anti-TIM-3/PD-1 antibody Various tumor types Anti-LAG-3/PD-1 antibody Various tumor types

Tim Pearson Chief Financial Officer

Q2 2014 Financial Results Three Months Ended June 30, 2014 Three Months Ended June 30, 2013 Expenses: Research & Development $30,569 $18,177 General & Administrative 5,587 3,412 Acquired In-process R&D 900 - Total Expenses 37,056 21,589 Loss from Operations (37,056) (21,589) Interest Income 5 25 Net Loss ($37,051) ($21,564) Loss per Share ($1.03) ($0.67) As of June 30, 2014: Cash & equivalents balance totaled approximately $151 million Approximately 36.0 million shares outstanding of common stock

Mary Lynne Hedley, Ph.D. President

NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer IND: Investigational new drug application Development Programs Update Each of three pivotal trials successfully achieved its primary endpoint Data was presented at ASCO & MASCC meetings Pre-NDA meeting held; oral NDA on track for submission in approx. 6 weeks Multiple ascending dose (MAD) study of IV rolapitant completed Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment expected to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma initiated Planning ongoing for SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation identified TSR-011 Anti-TIM-3 clinical lead and several backup antibody candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 Goal to select an anti-LAG-3 antibody for clinical studies in Q3 2014 I-O Platform

NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer IND: Investigational new drug application Development Programs Update Each of three pivotal trials successfully achieved its primary endpoint Data was presented at ASCO & MASCC meetings Pre-NDA meeting held; oral NDA on track for submission in approx. 6 weeks Multiple ascending dose (MAD) study of IV rolapitant completed Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment expected to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma initiated Planning ongoing for SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation identified TSR-011 Anti-TIM-3 clinical lead and several backup antibody candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 Goal to select an anti-LAG-3 antibody for clinical studies in Q3 2014 I-O Platform

NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer IND: Investigational new drug application Development Programs Update Each of three pivotal trials successfully achieved its primary endpoint Data was presented at ASCO & MASCC meetings Pre-NDA meeting held; oral NDA on track for submission in approx. 6 weeks Multiple ascending dose (MAD) study of IV rolapitant completed Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment expected to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma initiated Planning ongoing for SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation identified TSR-011 Anti-TIM-3 clinical lead and several backup antibody candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 Goal to select an anti-LAG-3 antibody for clinical studies in Q3 2014 I-O Platform

NDA: New drug application IV: Intravenous SCLC: Small cell lung cancer IND: Investigational new drug application Development Programs Update Each of three pivotal trials successfully achieved its primary endpoint Data was presented at ASCO & MASCC meetings Pre-NDA meeting held; oral NDA on track for submission in approx. 6 weeks Multiple ascending dose (MAD) study of IV rolapitant completed Rolapitant Phase 3 NOVA trial non-gBRCA cohort enrollment expected to complete at year end Phase 3 BRAVO trial enrollment continues Phase 1 trial in Ewing’s sarcoma initiated Planning ongoing for SCLC and first line ovarian trials Niraparib Fractionated doses are being evaluated in the ongoing Phase 1 study Additional ALK+ and TRK+ patients enrolling Controlled release formulation identified TSR-011 Anti-TIM-3 clinical lead and several backup antibody candidates identified Advancing TSR-042 antibody (anti-PD-1) to support IND filing with U.S. FDA in late 2015 Goal to select an anti-LAG-3 antibody for clinical studies in Q3 2014 I-O Platform

Lonnie Moulder Chief Executive Officer

Commercial Organization: Hiring Targeted for Late in NDA Review Process Approximately 120 Total Headcount Opportunity for Significant Leverage: Anticipate Rolapitant P&L to Break Even at Annual Sales of ~$50-60M NDA: New Drug Application

TESARO Is Positioned for Success

Significant Market Opportunities	› Rolapitant: $1.5B U.S. CINV market › Niraparib: >$3B WW initial indications
Promising Pipeline	› Rolapitant: Differentiated profile; unmet market need that can be addressed via education and adherence to existing guidelines › Niraparib: Two Phase 3 trials; Phase 1 data demonstrated high response rates among heavily pre-treated patients › TSR-011: Compelling Phase 1 data in ALKi-resistant patients › TSR-042: IND filing targeted for late 2015 › Anti-TIM-3 and anti-LAG-3 programs advancing
Well Capitalized	› Cash and equivalents of ~$151M as of 6/30/2014
Experienced Team	› Commercial, development and regulatory experience in oncology › Relationships with KOLs and national oncology networks

TESARO

CINV: chemotherapy-induced nausea & vomiting
ALKi: ALK inhibitor
IO: Immuno-oncology
KOL: Key opinion leader
Market opportunity projections are based upon Company estimates

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Submit NDA for oral rolapitant to the U.S. FDA Advance IV rolapitant clinical program Continue to advance niraparib Phase 3 NOVA and BRAVO trials Expand the niraparib clinical development program and continue enrolling the combination study in Ewing’s sarcoma Continue to evaluate activity of TSR-011 in ALK+ and TRK+ patients Advance development of TSR-042 (anti-PD-1 antibody) and anti-TIM-3 candidate Select anti-LAG-3 antibody candidate NDA: New drug application FDA: Food & Drug Administration IV: Intravenous 2H 2014 Key Priorities

Second-Quarter Results July 24, 2014